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                                                                    EXHIBIT 10.z

STATE OF SOUTH CAROLINA    )                   FIFTH AMENDMENT
                           )                          TO
COUNTY OF BEAUFORT         )                2.5 MM PROMISSORY NOTE


         THIS FIFTH AMENDMENT TO 2.5 MM PROMISSORY NOTE is made and entered into this 24th day of October, 1997, by and among SEA PINES ASSOCIATES, INC. ("SPA"), SEA PINES COMPANY, INC. ("SPCO") (SPA and SPCO collectively referred to as the "Borrower") and WACHOVIA BANK, N.A., as Successor to The South Carolina National Bank ("Lender").

                              W I T N E S S E T H :

         WHEREAS, pursuant to that certain Amendment to Credit Agreement of January 17, 1992 which set forth the terms of a Two Million Five Hundred Thousand and No/100 ($2,500,000.00) Dollar line of credit (the "2.5 MM Line of Credit"), the Borrower did execute that certain Promissory Note, in the original principal amount of $2,500,000.00, payable to the order of the Lender (the "2.5 MM Note"); and

         WHEREAS, the First Amendment to 2.5 MM Note dated March 20, 1992 extended the Maturity Date of the 2.5 MM Note to March 1, 1993; and

         WHEREAS, the Second Amendment to 2.5 MM Note dated April 26, 1993 extended the Maturity Date of the 2.5. MM Note to March 1, 1994; and

         WHEREAS, the Third Amendment to 2.5 MM Note dated March 15, 1994 extended the Maturity Date of the 2.5 MM Note to March 15, 1995; and

         WHEREAS, the Fourth Amendment to 2.5 MM Note dated March 15, 1995 extended the Maturity Date of the 2.5 MM Note to October 15, 1998; and

         WHEREAS, the interest rate of the 2.5 MM Note was modified by that certain Amendment Letter of June 4, 1997, attached hereto as Exhibit "A"; and

         WHEREAS, pursuant to that certain Commitment Letter dated August 28, 1997, as amended, from the Lender to the Borrower (the "8/28/97 Commitment Letter"), the Lender has agreed to further extend the Maturity Date of the 2.5 MM Note to November 15, 1999; and

         WHEREAS, this Fifth Amendment to 2.5 MM Note is made and entered into in order to modify the 2.5 MM Note so as to reflect the terms and conditions of the 8/28/97 Commitment Letter.


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         NOW, THEREFORE, for and in consideration of the mutual covenants ad promises herein, and other good and valuable consideration, the parties hereto agree as follows:

         1. The above "Whereas" clauses are incorporated herein as if repeated verbatim.

         2. The "Maturity Date" of October 15, 1998 (as contained in the Fourth Amendment to 2.5 MM Note) is hereby deleted and the "Maturity Date" of November 15, 1999 is hereby inserted as the "Maturity Date" throughout the 2.5 MM Note (as amended).

         3. The Loan Documents described in the 2.5 MM Note (including, but not limited to, the Mortgage, the Credit Agreement, as amended, and the 2.5 MM Mortgage, as amended) are hereby modified and construed to include the 8/28/97 Commitment Letter, this Fifth Amendment to 2.5 MM Note and the Eighth Amendment to Credit Agreement, said documents being entered into of even date herewith in conjunction with the terms and conditions of the 8/28/97 Commitment Letter and the Amendment Letter of June 4, 1997 which is hereby ratified and incorporated into the 2.5 MM Note.

         4. The cross-default provisions contained in the 2.5 MM Note are hereby modified and construed to include the 8/28/97 Commitment Letter, this Fifth Amendment to 2.5 MM Note, the Fifth Amendment to 2.5 MM Mortgage and the Eighth Amendment to Credit Agreement, said documents being entered into of even date herewith in conjunction with the terms and conditions of the 8/28/97 Commitment Letter as additional agreement whereby defaults and/or noncompliance with the terms of said agreements shall result in a default under the 2.5 MM Note.

         5. This Fifth Amendment to 2.5 MM Note shall be incorporated into and made a part of the 2.5 MM Note and all references to the 2.5 MM Note shall be construed to include the terms and conditions of this Fifth Amendment to 2.5 MM Note.

         6. The execution and delivery of this Fifth Amendment to 2.5 MM Note shall not be construed to effect the priority of the 2.5 MM Mortgage, as amended.

         7. Except as heretofore amended or modified, the terms and conditions of the 2.5 MM Note shall remain unchanged.


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         IN WITNESS WHEREOF, the parties have duly executed this Fifth Amendment to 2.5 MM Promissory Note on the day and year first above written.

                                       SEA PINES ASSOCIATES, INC.


Connie Smith                           By:      C.W. Flynn
-----------------------------------             -------------------------------
                                       Its:     Chairman
                                                -------------------------------

Jennifer Bialocki-Prynada              Attest:  Angus Cotton
-----------------------------------             -------------------------------
                                       Its:     Secretary
                                                -------------------------------



                                       SEA PINES COMPANY, INC.
                                       (formerly known as Sea Pines Plantation
                                       Company, Inc.)


Connie Smith                           By:      Michael E. Lawrence
-----------------------------------             -------------------------------
                                       Its:     President
                                                -------------------------------

Jennifer Bialocki-Prynada              Attest:  Steven P. Birdwell
-----------------------------------             -------------------------------
                                       Its:     Secretary
                                                -------------------------------



                                       WACHOVIA BANK, N.A.
                                       (as Successor to The South Carolina
                                       National Bank)


Birdie Sargent                         By:      William D. Priester
-----------------------------------             -------------------------------
                                       Its:     Asst. Vice President
                                                -------------------------------

Marla S. Nasuti                        Attest:  Douglas E. Stetson
-----------------------------------             -------------------------------
                                       Its:     Vice President
                                                -------------------------------


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